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                                                                    EXHIBIT 21.1

                    Subsidiaries of Lamar Advertising Company

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EXACT NAME OF REGISTRANT                        STATE OR OTHER JURISDICTION OF
AS SPECIFIED IN ITS CHARTER                      INCORPORATION OR ORGANIZATION
-------------------------------------------     ------------------------------
Lamar Media Corp.                                        Delaware
American Signs, Inc.                                     Washington
Canadian TODS Limited                                    Nova Scotia, Canada
Colorado Logos, Inc.                                     Colorado
Delaware Logos, L.L.C.                                   Delaware
Florida Logos, Inc.                                      Florida
Hardin Development Corporation                           Florida
Kansas Logos, Inc.                                       Kansas
Kentucky Logos, LLC                                      Kentucky
Lamar Advertising of Colorado Springs, Inc.              Colorado
Lamar Advertising of Kentucky, Inc.                      Kentucky
Lamar Advertising of Michigan, Inc.                      Michigan
Lamar Advertising of South Dakota, Inc.                  South Dakota
Lamar Advertising of Youngstown, Inc.                    Delaware
Lamar Air, L.L.C.                                        Louisiana
Lamar Electrical, Inc.                                   Louisiana
Lamar OCI North Corporation                              Delaware
Lamar OCI South Corporation                              Mississippi
Lamar Pensacola Transit, Inc.                            Florida
Lamar Tennessee, L.L.C.                                  Tennessee
Lamar Texas General Partner, Inc.                        Louisiana
Lamar Texas Limited Partnership                          Texas
Michigan Logos, Inc.                                     Michigan
Minnesota Logos, Inc.                                    Minnesota
Missouri Logos, LLC                                      Missouri
Nebraska Logos, Inc.                                     Nebraska
Nevada Logos, Inc.                                       Nevada
New Mexico Logos, Inc.                                   New Mexico
Ohio Logos, Inc.                                         Ohio
Outdoor Promotions West, LLC                             Delaware
Parsons Development Company                              Florida
Revolution Outdoor Advertising, Inc.                     Florida
South Carolina Logos, Inc.                               South Carolina
Tennessee Logos, Inc.                                    Tennessee
Texas Logos, L.P.                                        Texas
TLC Properties II, Inc.                                  Texas
TLC Properties, Inc.                                     Louisiana
TLC Properties, L.L.C.                                   Louisiana
Transit America Las Vegas, L.L.C.                        Delaware
Triumph Outdoor Holdings, LLC                            Delaware
Lamar Transit Advertising of New Orleans, LLC            Delaware
Triumph Outdoor Rhode Island, LLC                        Delaware
Utah Logos, Inc.                                         Utah
Washington Logos, LLC                                    Washington
Lamar Pinnacle Acquisition Co.                           Georgia
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EXACT NAME OF REGISTRANT                          STATE OR OTHER JURISDICTION OF
AS SPECIFIED IN ITS CHARTER                       INCORPORATION OR ORGANIZATION
--------------------------------------            ------------------------------
Virginia Logos, LLC                                      Virginia
The Lamar Company, L.L.C.                                Louisiana
Lamar Advertising of Penn, LLC                           Delaware
Lamar Advertising of Louisiana, L.L.C.                   Louisiana
Lamar Florida, Inc.                                      Florida
Lamar Advan, Inc.                                        Pennsylvania
Lamar Advertising of Iowa, Inc.                          Iowa
Lamar T.T.R., L.L.C.                                     Arizona
Lamar Central Outdoor, Inc.                              Delaware
Lamar Advantage GP Company, LLC                          Delaware
Lamar Advantage LP Company, LLC                          Delaware
Lamar Advantage Outdoor Company, L.P.                    Delaware
Lamar Advantage Holding Company                          Delaware
Lamar Oklahoma Holding Company, Inc.                     Oklahoma
Lamar Advertising of Oklahoma, Inc.                      Oklahoma
Lamar Benches, Inc.                                      Oklahoma
Lamar I-40 West, Inc.                                    Oklahoma
Georgia Logos, L.L.C.                                    Georgia
Mississippi Logos, L.L.C.                                Mississippi
New Jersey Logos, L.L.C.                                 New Jersey
Oklahoma Logos, L.L.C.                                   Oklahoma
Interstate Logos, L.L.C.                                 Louisiana
LC Billboard L.L.C.                                      Delaware
Outdoor Marketing Systems, Inc.                          Pennsylvania
Outdoor Marketing Systems, LLC                           Pennsylvania
Lamar Advertising Southwest, Inc.                        Nevada
Lamar DOA Tennessee Holding, Inc.                        Delaware
Lamar DOA Tennessee, Inc.                                Delaware
Maine Logos, LLC                                         Maine
Transwest Outdoor Adv., Inc.                             California
Lamar Ohio Outdoor Holding Corporation                   Ohio
Lamar Ohio Outdoor Advertising Corporation               Ohio

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